SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 11, 2007
(Date of earliest event report):

AMS HEALTH SCIENCES, INC.
(Exact Name of Small Business Issuer as Specified in its Charter)

OKLAHOMA	001-13343	73-1323256
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

711 NE 39th Street, Oklahoma City, OK 73105
(Address of Principal Executive Offices) (Zip Code)

Issuer’s telephone number, including area code: (405) 842-0131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 2.02. Results of Operations and Financial Condition

On May 11, 2007, AMS Health Sciences, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2007. A copy of the release is included as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated May 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AMS HEALTH SCIENCES, INC.

/S/ ROBIN L. JACOB
By: Robin L. Jacob
Date: May 15, 2007	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Press release dated May 11, 2007	Filed herewith electronically